UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 2, 2001


Commission        Exact Name of          State of            IRS Employer          Registrant's
File Number       Registrant as          Incorporation       Identification        Telephone Number
                  Specified in its                           Number
                  Charter

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 N/A              NUI Corporation        New Jersey          22-3708029            (908) 781-0500

 1-8353           NUI Utilities, Inc.    New Jersey          22-1869941            (908) 781-0500



       550 Route 202-106, P.O. Box 760, Bedminster, New Jersey, 07291-0760

 (Address of both registrants' principal executive offices, including zip code)

          NUI Corporation was previously known as "NUI Holding Company"

          NUI Utilities, Inc. was previously known as "NUI Corporation"

          (Former name or former address, if changed since last report)

Item 5. Other Events

     Effective March 1, 2001, NUI Corporation (currently "NUI Utilities, Inc.") was reorganized into a holding company structure pursuant to an Agreement and Plan of Exchange (the "Exchange Agreement") between NUI Corporation, subsequently renamed NUI Utilities, Inc. ("NUI"), and NUI Holding Company, subsequently renamed NUI Corporation ("Holding Company"). The Exchange Agreement was approved by NUI's shareholders at the Annual Meeting of Shareholders held on March 27, 2000. Under the Exchange Agreement, each outstanding share of NUI common stock was exchanged automatically by operation of law on a share-for-share basis for Holding Company common stock. Each share of Holding
Company common stock previously issued to NUI was then canceled. This transaction resulted in NUI becoming a wholly owned subsidiary of Holding Company.

     The Holding Company common shares issued to the NUI shareholders pursuant to the Exchange Agreement were registered under the Securities Act of 1933 pursuant to Holding Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "SEC") (File No. 333-30092) and declared effective on February 11, 2000. See the Proxy Statement and Prospectus of NUI and Holding Company included in the Registration Statement for additional information.

     Pursuant to Rule 12g-(3)(a) under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), Holding Company shares are deemed to be registered under Section 12(b) of the Exchange Act. The shares have been approved for listing by the New York Stock Exchange.

     As of March 2, 2001, shares of NUI common stock are no longer listed on the New York Stock Exchange. In addition, NUI is filing a Form 15 with the SEC to terminate registration under the Exchange Act of shares of its common stock.

     In connection with the reorganization, pursuant to the Exchange Agreement, NUI and Mellon Securities Trust Company ("Mellon") entered into a First Amendment to the Rights Agreement between NUI and Mellon, dated as of February 26, 2001 ("Amendment"). The Amendment precludes the reorganization from triggering a distribution of rights under the plan, and provides that the rights shall expire upon the consummation of the reorganization and is file as an exhibit to this report.

Item 7. Financial Statements and Exhibits

          (c)  Exhibits

          2 Agreement and Plan of Exchange between NUI Corporation (subsequently renamed NUI Utilities, Inc.) and NUI Holding Company (subsequently renamed NUI Corporation) dated as of March 1, 2001.

          4 First Amendment to the Rights Agreement, dated as of November 28, 1995 between NUI Corporation and Mellon Securities Trust Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       NUI CORPORATION

                                       By: /s/ James R. Van Horn
                                           ---------------------
                                       Name:  James R. Van Horn
                                       Title:  Chief Administrative Officer,
                                                General Counsel and Secretary

                                       NUI UTILITIES, INC.

                                       By: /s/ James R. Van Horn
                                           ---------------------
                                       Name:  James R. Van Horn
                                       Title:  Chief Administrative Officer,
                                                General Counsel and Secretary

Date:  March 2, 2001

                                INDEX TO EXHIBITS

Number    Description

2 Agreement and Plan of Exchange between NUI Corporation (subsequently renamed NUI Utilities, Inc.) and NUI Holding Company (subsequently renamed NUI Corporation) dated as of March 1, 2001.

4 First Amendment to the Rights Agreement, dated as of November 28, 1995 between NUI Corporation and Mellon Securities Trust Company.